UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-567-5648

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant's Certifying Accountant.

On March 9, 2017, the Audit Committee of the Board of Directors of AstaFunding, Inc. (the “Company”) approved the dismissal of Mazars USA LLP ("Mazars") as the Company's Independent Registered Public Accounting Firm and the engagement of EisnerAmper LLP as the Independent Registered Accounting Firm to audit the Company's consolidated financial statements for the fiscal year ending September 30, 2017 and review each of the interim periods in the fiscal year then ended. The Company notified Mazars of its dismissal on March 14, 2017, and the engagement of EisnerAmper LLP was effective on March 14, 2017.

During the Company's two most recent fiscal years ended September 30, 2016 and 2015, and the subsequent interim period through March 14, 2017, there were no disagreements between the Company and Mazars concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to Mazars satisfaction, would have caused Mazars to make reference to the subject matter of the disagreements in connection with their reports. In addition, during the Company's two most recent fiscal years ended September 30, 2016 and 2015, and the subsequent interim period through March 14, 2017, there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Mazars on the consolidated financial statements of the Company as of and for the years ended September 30, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

The audit reports of Mazars on the effectiveness of internal control over financial reporting as of September 30, 2016 and 2015 did not contain any adverse opinion or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and the subsequent interim period to March 14, 2017, neither the Company, nor anyone on its behalf, consulted with EisnerAmper LLP regarding (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was either a subject of a “disagreement” (as the term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as the term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Mazars with a copy of this Form 8-K and requested from Mazars USA LLP a letter addressed to the Securities and Exchange Commission stating whether Mazars agrees with the statements made by the Company in response to Item 304(a) of Regulations S-K and, if not, stating the respects in which it does not agree. A copy of Mazars letter dated March 14, 2017 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Exhibits

(d) Exhibits. The following exhibit is furnished with this Current Report on Form 8-K:

No.	Description

16.1	Letter dated March 14, 2017, addressed to the Securities and Exchange Commission from Mazars USA LLP, regarding change in independent registered public accounting firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date: March 16, 2017	By:	/s/ Bruce R. Foster
Bruce R. Foster
Chief Financial Officer